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                                                                 Exhibit (n)

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Expert" in the Statement of Additional Information and to the use of our report dated February 20, 2004, in this Pre-Effective Amendment No. 2 to the Registration Statement (Form N-2) (No. 333-110333) of ING Clarion Global Real Estate Income Fund.

                                                       ERNST & YOUNG, LLP

/s/ Ernst & Young, LLP
Philadelphia, Pennsylvania
February 20, 2004